Income Taxes (Tables)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Income Tax Expense

Income tax expense attributable to pretax loss from continuing operations differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax loss from continuing operations as a result of the following:

	Year ended December 31,
(Dollars in thousands)	2016	2015
Computed “expected” tax expense	$(15,765)	$(22,845)
Increase (reduction) in income taxes resulting from:
Change in the valuation allowance	9,506	22,501
State taxes, net of federal benefit	(141)	(254)
Federal research and development credits	(21)	(35)
Cancellation of options	3,451	–
Nondeductible interest	1,976	–
Stock compensation	831	–
Other, net	163	633

Total income tax expense (benefit)	$–	$–

Significant Deferred Tax Assets and Deferred Tax Liabilities

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2016 and 2015 are presented below:

	December 31,
(Dollars in thousands)	2016	2015
Deferred tax assets:
Intangible assets	$10,062	$10,222
Net operating loss carryforwards	117, 123	105,304
Federal and state credit carryforwards	2,208	2,173
Plant and equipment, due to depreciation and impairment	1,100	1,023
Inventory reserves	589	927
Other deductible temporary differences	3,623	5,548

Total gross deferred tax assets	134,705	125,197
Less valuation allowance	(134,705)	(125,197)

Net deferred tax assets	$–	$–